Ironton Operations Update September 13, 2023 Exhibit 99.1

Forward-Looking Statements Certain statements in this Presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements about the force majeure declaration at PureCycle Technologies, Inc.’s (“PCT”) first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”), the status of the force majeure and the anticipated duration of the force majeure, and the financial condition, results of operations, earnings outlook and prospects of PureCycle Technologies, Inc. (“PCT”). Forward-looking statements generally relate to future events or PCT’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.  The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this presentation. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 entitled “Risk Factors,” those discussed and identified in other public filings made with the U.S. Securities and Exchange Commission (the “SEC”) by PCT and the following: PCT’s ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT's UPR resin in food grade applications (including in the United States, Europe, Asia and other international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT's facilities (including in the United States, Europe, Asia and future international locations);  expectations and changes regarding PCT's strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT's ability to invest in growth initiatives; the ability of the Ironton Facility to be appropriately certified by Leidos Engineering, LLC, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner; PCT's ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia (the “Augusta Facility”); (ii) its first commercial-scale European plant located in Antwerp, Belgium and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner; PCT's ability to sort and process polypropylene plastic waste at its plastic waste prep ("Feed PreP") facilities; PCT's ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT's business model and growth strategy; the success or profitability of PCT's offtake arrangements; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT's future capital requirements and sources and uses of cash; developments and projections relating to PCT's competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become a party, including the securities class action case; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover or increases in employees and employee-related costs; changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PCT's ability to obtain them in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; operational risk; and PCT's ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility.  The forward-looking statements in this Presentation represent PCT’s views as of the date of this Presentation. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Presentation. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events.

Executive Summary The Ironton Facility was negatively impacted by a severe thunderstorm which knocked out the power to southern Ohio and Ironton for an extended period of time  Given the negative impact on the Ironton Facility from the power outage, PureCycle is declaring force majeure as a result of the incident  Force Majeure was declared given uncertainties of PureCycle's ability to achieve one or more remaining milestones  We expect to have the plant restored and back online as soon as reasonably possible but this will be done methodically with a focus on safety and improving reliability

Force Majeure Timeline Event timeline On 7-August, the Ironton Facility experienced a full power outage for approximately 2 hours; the Ironton Facility initially recovered the next day without any identifiable significant issues. On 25-August, the mechanical component appeared to fail.  The Ironton Facility was cycled down, evaluated, and then returned to service within 4 days.  The mechanical component recovered without any obvious indication of ongoing problems.  On 3-September, that same mechanical component failed completely.  Two separate field repairs were attempted, but the component was deemed irreparable on 5-September.  The mechanical component was replaced with a spare on 9-September and the Ironton Facility is currently in the process of restarting.   Force Majeure Notice Following the 3-September event, two separate 3rd parties independently evaluated the component and determined that the failure was attributable to the 7-August full power failure of an outside supplier due to severe storms. Due to the extended outage which delayed plant production, the Company currently does not expect to meet the 30-September milestone in its Ohio bond agreements requiring one month's production of 4.45MM lbs. of ultra-pure recycled resin.     The Company intends to engage with bondholders but, in an abundance of caution, filed a Notice of Force Majeure with the Trustee on 13-September.

Ironton Facility Operations Update Now that the Ironton Facility mechanical component has been replaced, PureCycle is working methodically to reestablish operations.  Most recent final product quality (9/1) is on specification and has been certified by the onsite laboratory; we have achieved significant product quality improvements since June 2023.   The Ironton Facility expects to ship the first commercial customer orders soon.

Ironton is making solid progress Equipment issues; Normal startup activity. Mechanical in nature, not core tech; flange leaks, seal leaks, & screen leaks. Root Cause Failure Analysis (RCFA) have been performed on each failure with good reliability improvements implemented each time. Product quality improvements; Took several weeks longer to sweep the construction debris from the system to make on specification product quality. Current product quality is on spec which indicates all critical construction debris has been removed from system. Operations learning curve; PureCycle Ironton’s Operational Team is growing into a 24/7 operation, but at times it means slowing down to ensure the development of the right experience.  This complements our intent to safely, reliably, and methodically operate the Ironton facility.